		SUBSIDIARIES OF DONALDSON, LUFKIN & JENRETTE, INC.
 				JUNE 30, 1997

								EXHIBIT 21.1

							JURISDICTION OF
		SUBSIDIARY				INCORPORATION
-------------------------------------------------------------------------------
AML Futures International, Inc.                         Delaware

AML Futures, Inc.                                       Delaware
AML Futures, S.A. (In                                   Switzerland
Dissolution)
AML Holdings, Inc. (Formerly                            Delaware
DLJ Commodities,
Incorporated)
Autranet International Limited                          United Kingdom
(In Dissolution)
Autranet, Inc.                                          Delaware
Bond Investment Partners, LLC                           Delaware
Bond Investment Partners, LLC                           Delaware
Brewster Property Holding Corp.                         New York

BSI Acquisitions Corp.                                  Delaware
Cadogan Nominees Limited                                United Kingdom
Calmco Trustee Services, Inc.                           Delaware
Calmco, Inc.                                            Delaware
CBJC, Inc.                                              Delaware
CEC Energy Co., Inc.                                    Delaware
CF Realty, Inc.                                         Delaware
CG Funding, Inc.                                        Delaware
Column Financial, Inc.                                  Delaware
Coram Funding, Inc.                                     Delaware
DLJ Acceptance Corporation                              Delaware
DLJ Asset Management, Inc.                              Delaware
DLJ Bermuda Partners, Inc.                              Delaware
DLJ Bridge Finance, Inc.                                Delaware
DLJ Capital Associates (VI), Inc.                       Delaware

DLJ Capital Associates VII, Inc.                        Delaware

DLJ Capital Corporation                                 Delaware

		SUBSIDIARIES OF DONALDSON, LUFKIN & JENRETTE, INC.
 				JUNE 30, 1997


							JURISDICTION OF
		SUBSIDIARY				INCORPORATION
-------------------------------------------------------------------------------
DLJ Capital Funding, Inc.                               Delaware
DLJ Capital Investors, Inc.                             Delaware
DLJ Capital Management                                  Delaware
Corporation
DLJ Capital Trust I                                     Delaware
DLJ Cayman Acquisition                                  Cayman Islands
Limited
DLJ Cayman Islands LDC                                  Cayman Islands
DLJ Cayman Islands LDC                                  Cayman Islands
DLJ Century, Inc.                                       Delaware
DLJ City Line, Inc.                                     New York
DLJ Clearing Corporation                                Delaware
DLJ Commercial Mortgage                                 Delaware
Corp.
DLJ Diversified Partners, Inc.                          Delaware
DLJ Emerging Markets LDC                                Cayman Islands
DLJ Emerging Markets LDC                                Cayman Islands
DLJ Europe, Inc.                                        Delaware
DLJ First ESC, LLC                                      Delaware
DLJ Growth Associates (II), Inc.                        Delaware

DLJ Harbor (Boston) Corp.                               Massachusetts
DLJ Hoffman, Inc.                                       Delaware
DLJ Holdings, Inc.                                      Delaware
DLJ International Services                              Cayman Islands
DLJ International, Inc.                                 Delaware
DLJ Investment Funding, Inc.                            Delaware
DLJ Investment Management                               Delaware
Corp.
DLJ Investment Partners, Inc.                           Delaware
DLJ Investment, Inc.                                    Delaware
DLJ Kansas City Capital, Inc.                           Delaware
DLJ LBO Plans Management                                Delaware
Corporation
DLJ Leasing Company, Inc.                               Delaware
DLJ Long Term Investment                                Delaware
Corporation

		SUBSIDIARIES OF DONALDSON, LUFKIN & JENRETTE, INC.
 				JUNE 30, 1997


							JURISDICTION OF
		SUBSIDIARY				INCORPORATION
-------------------------------------------------------------------------------
DLJ Long Term Investment                                Delaware
Corporation
DLJ MB Funding II, Inc.                                 Delaware
DLJ Merchant Banking Funding,                           Delaware
Inc.
DLJ Merchant Banking II, Inc.                           Delaware
DLJ Merchant Banking, Inc.                              Delaware
DLJ Mortgage Acceptance Corp.                           Delaware

DLJ Mortgage Capital, Inc.                              Delaware
DLJ Offshore Management, N.V.                           Netherlands
                                                        Antilles
DLJ Options International                               Bermuda
Limited
DLJ Phoenix Group Limited                               United Kingdom
DLJ Puerto Rico Realty Corp.                            Delaware
DLJ Real Estate Capital Funding,                        Delaware
Inc.
DLJ Real Estate Capital Partners,                       Delaware
Inc.
DLJ Real Estate Capital Inc.                            Delaware
DLJ Real Estate Mezzanine                               Delaware
Capital, Inc.
DLJ Real Estate, Inc.                                   Delaware
DLJ Realty Services, Inc.                               Delaware
DLJ Secureco Holdings, Inc.                             Delaware
DLJ Senior Debt Finance, Inc.                           Delaware
DLJ Senior Officers Investment                          Delaware
Corporation
DLJ Services, Inc.                                      Delaware
DLJ South Africa, Inc.                                  Delaware
DLJ/Conn Acquisition Corp.                              Delaware
Donaldson Funding Corporation                           Delaware

Donaldson Leasing Corp.                                 Delaware
Donaldson Lufkin & Jenrette                             Hong Kong
Asia Limited

		SUBSIDIARIES OF DONALDSON, LUFKIN & JENRETTE, INC.
 				JUNE 30, 1997


							JURISDICTION OF
		SUBSIDIARY				INCORPORATION
-------------------------------------------------------------------------------
Donaldson Lufkin & Jenrette                             Hong Kong
Asia Limited
Donaldson, Lufkin & Jenrette                            Brazil
(Brasil) Ltda.
Donaldson, Lufkin & Jenrette                            Brazil
(Brasil) Ltda.
Donaldson, Lufkin & Jenrette                            United Kingdom
International
Donaldson, Lufkin & Jenrette                            United Kingdom
International
Donaldson, Lufkin & Jenrette                            Delaware
Securities Corporation
Doskocil Funding, Inc.                                  Delaware
Equine Technology and                                   Delaware
Analysis, Inc.
Gateway Management, Inc.                                Delaware
Global Retail Partners Funding,                         Delaware
Inc.
Global Retail Partners, Inc.                            Delaware
Headway GP, Inc.                                        Delaware
Headway RECP, Inc.                                      Delaware
Headway SBS, Inc.                                       Delaware
Hoboken RECP, Inc.                                      Delaware
Hoboken SBS, Inc.                                       Delaware
iNautix Technologies, Inc.                              Delaware
July Acquisitions, Inc.                                 Delaware
MIH Funding, Inc.                                       Delaware
NeTpower Funding, Inc.                                  Delaware
Orlando GP, Inc.                                        Delaware
Orlando RECP, Inc.                                      Delaware
Orlando SBS, Inc.                                       Delaware
PC Financial Network Holdings,                          Delaware
Inc.
PC Financial Network, Inc.                              Delaware
Pershing & Co., Inc.                                    Delaware
Pershing ICS Nominees Limited                           United Kingdom
Pershing Keen Nominees Ltd.                             United Kingdom

		SUBSIDIARIES OF DONALDSON, LUFKIN & JENRETTE, INC.
 				JUNE 30, 1997

          					        JURISDICTION OF
		SUBSIDIARY				INCORPORATION
-------------------------------------------------------------------------------
Pershing Limited                                        United Kingdom
Pershing Nominees Ltd.                                  United Kingdom
Pershing Securities Limited                             United Kingdom
Pershing Trading Company, L.P.                          Delaware

Pershing Trading Company, L.P.                          Delaware

Property Group, Inc.                                    Delaware
PSP Capital Funding, Inc.                               Delaware
PSP Realty, Inc.                                        Delaware
Puerto Rico Hotel HOLDCO                                Delaware
Corp.
Puerto Rico Hotel OPCO Corp.                            Delaware
Puerto Rico Hotel SBS Corp.                             Delaware
REFG Investor Eight, Inc.                               Delaware
REFG Investor Eleven, Inc.                              Delaware
REFG Investor Fifteen, Inc.                             Delaware
REFG Investor Five, Inc.                                Delaware
REFG Investor Four, Inc.                                Delaware
REFG Investor Fourteen, Inc.                            Delaware
REFG Investor Nine, Inc.                                Delaware
REFG Investor One, Inc.                                 Delaware
REFG Investor Seven, Inc.                               Delaware
REFG Investor Six, Inc.                                 Delaware
REFG Investor Ten, Inc.                                 Delaware
REFG Investor Thirteen, Inc.                            Delaware
REFG Investor Trust                                     Delaware
REFG Investor Trust                                     Delaware
REFG Investor Twelve, Inc.                              Delaware
REFG Investor Two, Inc.                                 Delaware
REFG Investors Three, Inc.                              Delaware
REOltor Services, Inc.                                  Texas
Seaport General Corporation                             New York
Secureco Chateau, Inc.                                  Delaware
Secureco Deerfield, Inc.                                Delaware
Secureco Grand Park, Inc.                               Delaware
Secureco Greenbriar, Inc.                               Delaware

		SUBSIDIARIES OF DONALDSON, LUFKIN & JENRETTE, INC.
 				JUNE 30, 1997

          					        JURISDICTION OF
		SUBSIDIARY				INCORPORATION
-------------------------------------------------------------------------------
Secureco Lodge, Inc.                                    Delaware
Secureco Marina, Inc.                                   Delaware
Secureco Merit Candlewick, Inc.                         Delaware

Secureco Merit Fund I, Inc.                             Delaware
Secureco Merit Fund II, Inc.                            Delaware
Secureco Merit Fund III, Inc.                           Delaware
Secureco Merit Fund IV, Inc.                            Delaware
Secureco Merit Fund IX, Inc.                            Delaware
Secureco Merit Fund VI, Inc.                            Delaware
Secureco Merit Fund VIII, Inc.                          Delaware
Secureco Merit Washington                               Delaware
Manor, Inc.
Secureco Riverside, Inc.                                Delaware
Secureco Rolling Hills, Inc.                            Delaware
Secureco Tan Crest, Inc.                                Delaware
Secureco Westchester Square                             Delaware
Inc.
Secureco Worthington, Inc.                              Delaware
Snoga, Inc.                                             Delaware
Trinity Group Hearthstone, Inc.                         Illinois
Trinity Holding, Inc.                                   Delaware
UK Investment Plan 1997, Inc.                           Delaware
Winthrop Trust Company                                  New York
Wood, Struthers & Winthrop                              Delaware
Management Corp.
WSW Capital, Inc.                                       Delaware